Exhibit 3


         Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement on Schedule 13D to which this Exhibit is attached is filed on behalf of each of the undersigned in the capacities set forth below.

         KR5 ACQUISITION, L.L.C.

                  By: KRF Company, L.L.C.,
                      its sole member

                  By: The Krupp Family Limited Partnership-94,
                      its sole member


                  By: /s/ Douglas Krupp
                  ---------------------
                  Douglas Krupp
                  General Partner

         KRF COMPANY, L.L.C.

         By: The Krupp Family Limited Partnership-94,
             its sole member


         By: /s/ Douglas Krupp
         ---------------------
         Douglas Krupp
         General Partner

         THE KRUPP FAMILY LIMITED PARTNERSHIP-94


         By: /s/ Douglas Krupp
         ---------------------
         Douglas Krupp
         General Partner

         /s/ Douglas Krupp
         -----------------
         DOUGLAS KRUPP

         /s/ George Krupp
         ----------------
         GEORGE KRUPP


         EQUITY RESOURCE BOSTON FUND,
         EQUITY RESOURCE BRIDGE FUND,
         EQUITY RESOURCE CAMBRIDGE FUND
         EQUITY RESOURCE GENERAL FUND,
         EQUITY RESOURCE FUND XVII,
         EQUITY RESOURCE FUND XIX,
         EQUITY RESOURCE FUND XXI

         By: EQUITY RESOURCES GROUP, INCORPORATED,
             as general partner of each of the foregoing


         /s/ Eggert Dagbjartsson
         -----------------------
         By: Eggert Dagbjartsson
             Executive Vice President

         EQUITY RESOURCES GROUP, INCORPORATED


         /s/ Eggert Dagbjartsson
         -----------------------
         By: Eggert Dagbjartsson
             Executive Vice President


         /s/ Eggert Dagbjartsson
         -----------------------
         EGGERT DAGBJARTSSON


         /s/ Mark S. Thompson
         --------------------
         MARK S. THOMPSON


         /s/ James E. Brooks
         -------------------
         JAMES E. BROOKS